UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2026

RCM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10245	95-1480559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 MCCLELLAN AVENUE PENNSAUKEN, New Jersey	08109-4613
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (856) 356-4533

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of RCM Technologies, Inc. (the “Company”) approved grants under the Company’s 2014 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”), of a maximum of 125,000 performance stock units (“PSUs”) to Bradley S. Vizi, the Company’s Executive Chairman and President.  The number of PSUs that will ultimately be earned and vested shall be determined as follows:  50% based on the level of achievement of established levels of EBITDA and 50% based on the level of achievement with respect to certain individual performance goals established by the Compensation Committee, both during a performance period beginning on January 4, 2026 and ending on January 2, 2027.  With respect to both the EBITDA and individual performance goals, threshold, target and maximum levels of performance have been established, with the following number of PSUs to be earned with respect to each such level: threshold – 25,000; target – 50,000; maximum – 62,500.  The grants are subject to accelerated vesting in the event of a Change in Control (as defined in the Plan), or termination as a result of death or disability, prior to the end of the performance period.

Also on August 13, 2026, the Committee granted under the Plan, to the following executive officers of the Company, the indicated number of restricted stock units (“RSUs”), which RSUs will become vested in one installment on the fifth anniversary of the date of grant, so long as such officer remains continuously employed by the Company through such vesting dates, except vesting will be accelerated if his employment terminates prior to such vesting dates on account of death, disability or a covered termination following a change in control:  Kevin D, Miller, Chief Financial Officer, Treasurer and Secretary, 8,362 RSUs; and Michael Saks, Division President, Health Care Services, 4,000 RSUs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: August 31, 2026